1 Fourth-Quarter 2023 and Full Year Results Fourth Quarter Overall Net Sales $732.0M | 3.3% Diluted Earnings Per Share: $1.83 Adjusted Diluted Earnings Per Share: $1.83 Eric M. Green President and Chief Executive Officer Chair of the Board West Pharmaceutical Services, Inc. WST Q4/FY 2023 Earnings Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development and operational performance. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-U.S. GAAP Financial Measures Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non- U.S. GAAP financial measures. Non-U.S. GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with U.S. GAAP. Please refer to “Reconciliation of Non-U.S. GAAP Financial Measures” at the end of these materials for more information. “We had strong 2023 base organic sales growth, excluding the headwinds from lower pandemic- related sales, led by high-value product (HVP) components and devices and contract manufacturing. Our continued investments in both HVP as well as contract manufacturing capacity to support customer demand will fuel our long-range financial construct of future organic sales growth and operating profit margin expansion.” Full Year Overall Net Sales $2.950B | 2.2% Diluted Earnings Per Share: $7.88 Adjusted Diluted Earnings Per Share: $8.08

West Pharmaceutical Services, Inc. Eric M. Green President & CEO, Chair of the Board Bernard J. Birkett Senior VP & Chief Financial and Operations Officer Fourth-Quarter and Full Year Results 2023 Analyst Conference Call 9 a.m. Eastern Time | February 15, 2024

3 West Analyst Conference Call 9 a.m. Eastern Time February 15, 2024 A webcast of today’s call can be accessed in the “Investors” section of the Company’s website: www.westpharma.com To participate on the call by asking questions to Management, please register in advance at: https://register.vevent.com/register/BI4d8cc694e21547499e5c 9a873ac28675 Upon registration, all telephone participants will receive the dial-in number along with a unique PIN number that will be used to access the call. A replay of the conference call and webcast will be available on the Company’s website for 30 days. These presentation materials are intended to accompany today’s press release announcing the Company’s results for the fourth quarter and full year 2023 and management’s discussion of those results during today’s conference call. WST Q4/FY 2023 Earnings

4 Safe Harbor Statement This presentation and any accompanying management commentary contain “forward- looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development, operational performance and expectations regarding future events. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under our “Forward Looking Statements” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non-U.S. GAAP financial measures. Non-U.S. GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with U.S. GAAP. Please refer to “Reconciliation of Non-U.S. GAAP Financial Measures” at the end of these materials for more information. Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 Non-U.S. GAAP Financial Measures Trademarks and registered trademarks used in this report are the property of West Pharmaceutical Services, Inc. or its subsidiaries, in the United States and other jurisdictions, unless noted otherwise. Daikyo Crystal Zenith® and Daikyo CZ® are registered trademarks of Daikyo Seiko, Ltd. Daikyo Crystal Zenith technologies are licensed from Daikyo Seiko, Ltd. Trademarks WST Q4/FY 2023 Earnings

5 More than $2.75M donated to communities in need and 4,700 hours volunteered by team members Celebrated a remarkable 100-year history of Growth & Innovation Opened new Maker Space enhancing digital and research capabilities in Bangalore, India 2023 Business Highlights Introduced Corning® Viridian Vials™ for sustainable drug delivery Shipped over 48+ billion components touching billions of patients WST Q4/FY 2023 Earnings Launched West Ready Pack™ with Corning Valor® RTU building the next generation of integrated packaging and delivery system solutions Introduced Vial2Bag Advanced® 13mm Admixture Device filling critical need of drug preparation and delivery Opened new R&D Lab with capability enhancements in Radnor, PA Marked 50-year partnership with Daikyo

6 Financial Highlights WST Q4/FY 2023 Earnings • Fourth quarter 2023 net sales of $732.0 million increased 3.3%; organic net sales growth was 1.4% • Fourth quarter 2023 reported-diluted EPS of $1.83 grew 34.6%; adjusted-diluted EPS of $1.83 grew 3.4% • Full year 2023 net sales of $2.950 billion grew 2.2%; organic net sales growth was 1.6% • Full year 2023 reported-diluted EPS of $7.88 grew 1.9%; adjusted-diluted EPS of $8.08 decreased 5.8%

7 2024 Full-Year Guidance WST Q4/FY 2023 Earnings 2024 Full-Year Guidance Consolidated Net Sales $3.000 - $3.025 billion Adjusted-Diluted EPS $7.50 to $7.75

8 Con t ract Man u f act u r i n g E x p a n s i o n a t G r a n d R a p i d s , M i c h i g a n HVP D ev ic e s Growth Drivers and Future Demand WST Q4/FY 2023 Earnings HVP Comp on e n t s Our continued commitment and focus to deliver superior value to our customers and patients

9 Fourth-Quarter 2023 Summary Results ($ millions, except earnings-per-share (EPS) data) Three Months Ended December 31 2023 2022 Reported Net Sales $732.0 $708.7 Gross Profit Margin 38.0% 37.0% Reported Operating Profit $160.9 $129.7 Adjusted Operating Profit (1) $159.9 $158.7 Reported Operating Profit Margin 22.0% 18.3% Adjusted Operating Profit Margin (1) 21.8% 22.4% Reported-Diluted EPS $1.83 $1.36 Adjusted-Diluted EPS (1) $1.83 $1.77 “Adjusted Operating Profit,” “Adjusted Operating Profit Margin” and “Adjusted-Diluted EPS” are Non-U.S. GAAP financial measures. See accompanying slides and the discussion under the heading “Non-U.S. GAAP Financial Measures” in today’s press release for an explanation and reconciliation of these items. (1) WST Q4/FY 2023 Earnings

10 Overall Organic Net Sales Growth: 1.4% (Q4 2023) Proprietary Products Q4 2023 organic net sales decrease of 0.3% with sales of high-value products generating low-single digit organic net sales growth BIOLOGICS GENERICS PHARMA Sales decline due to reduction in sales related to COVID-19 vaccines, partially offset by an increase in high-value components Sales decline due to reduction in sales related to COVID-19 vaccines Sales led by high-value products, including Daikyo®and NovaPure® components, partially offset by a reduction in sales related to COVID-19 vaccines CONTRACT MANUFACTURING Organic sales growth of 9.4%, led by increase in sales of medical device and diagnostic products (Low-Single Digit) (Mid- Single Digit) High-Single DigitLow-Single Digit Fourth-Quarter 2023 Organic Net Sales Growth WST Q4/FY 2023 Earnings

11 Change in Consolidated Net Sales Fourth-quarter 2022 to 2023 ($ millions) WST Q4/FY 2023 Earnings

12 Gross Profit Update ($ millions) Three Months Ended December 31, 2023 2022 Proprietary Products Gross Profit $253.4 $243.0 Proprietary Products Gross Profit Margin 42.7% 41.6% Contract-Manufactured Products Gross Profit $24.7 $19.1 Contract-Manufactured Products Gross Profit Margin 17.9% 15.4% Consolidated Gross Profit $278.2 $262.1 Consolidated Gross Profit Margin 38.0% 37.0% WST Q4/FY 2023 Earnings

13 Cash Flow and Balance Sheet Metrics ($ millions) Cash Flow Items YTD Q4 2023 YTD Q4 2022 Depreciation and Amortization $137.3 $120.6 Operating Cash Flow $776.5 $724.0 Capital Expenditures $362.0 $284.6 Free Cash Flow $414.5 $439.4 Financial Condition December 31, 2023 December 31, 2022 Cash and Cash Equivalents $853.9 $894.3 Debt $206.8 $208.9 Equity $2,881.0 $2,684.9 Working Capital $1,264.6 $1,400.5 WST Q4/FY 2023 Earnings

14 Unique Value to Customers and Patients Global Operational Effectiveness Across the Network Capital Investments for Future Growth Committed to our collective purpose to improve patient health WST Q4/FY 2023 Earnings

15 Eric M. Green President and Chief Executive Officer, Chair of the Board Bernard J. Birkett Senior VP and Chief Financial and Operations Officer Quintin Lai VP, Strategy & Investor Relations Q & A WST Q4/FY 2023 Earnings

16 Notes to Non-U.S. GAAP Financial Measures The Non-U.S. GAAP financial measures are incorporated into our discussion and analysis as management uses them in evaluating our results of operations and believes that this information provides users a valuable insight into our overall performance and financial position. A reconciliation of these adjusted Non-U.S. GAAP financial measures to the comparable U.S. GAAP financial measures is included in the accompanying tables. For the purpose of aiding the comparison of our year-over-year results, we may refer to net sales and other financial results excluding the effects of changes in foreign currency exchange rates. Organic net sales exclude the impact from acquisitions and/or divestitures and translate the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. We may also refer to financial results excluding the effects of unallocated items. The re-measured results excluding effects from currency translation, the impact from acquisitions and/or divestitures, and the effects of unallocated items are not in conformity with U.S. GAAP and should not be used as a substitute for the comparable U.S. GAAP financial measures. WST Q4/FY 2023 Earnings

17 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ millions, except EPS data) Three months ended December 31, 2023 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $160.9 $34.5 $137.0 $1.83 Cost investment activity 1.0 - 1.0 0.01 Restructuring and other charges (2.1) (0.6) (1.5) (0.02) Amortization of acquisition-related intangible assets 0.1 - 0.7 0.01 Adjusted (Non-U.S. GAAP) $159.9 $33.9 $137.2 $1.83 WST Q4/FY 2023 Earnings Twelve months ended December 31, 2023 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $676.0 $122.3 $593.4 $7.88 Loss on disposal of plant 11.6 (0.7) 12.3 0.16 Cost investment activity 4.3 - 4.3 0.06 Restructuring and other charges (2.0) (0.9) (1.1) (0.02) Amortization of acquisition-related intangible assets 0.7 0.1 2.8 0.04 Legal settlement - (0.9) (2.9) (0.04) Adjusted (Non-U.S. GAAP) $690.6 $119.9 $608.8 $8.08

18 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ millions, except EPS data) Three months ended December 31, 2022 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $129.7 $28.9 $103.0 $1.36 Cost investment activity 3.5 - 3.5 0.05 Restructuring and other charges 25.4 2.4 23.0 0.30 Amortization of acquisition-related intangible assets 0.1 - 0.7 0.01 Pension settlement - 0.3 0.9 0.02 Tax law changes - (2.5) 2.5 0.03 Adjusted (Non-U.S. GAAP) $158.7 $29.1 $133.6 $1.77 WST Q4/FY 2023 Earnings Twelve months ended December 31, 2022 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $734.0 $114.7 $585.9 $7.73 Cost investment activity 3.5 - 3.5 0.05 Restructuring and other charges 23.8 2.0 21.8 0.29 Amortization of acquisition-related intangible assets 0.7 0.1 2.8 0.04 Pension settlement - 20.6 31.6 0.42 Royalty acceleration - 1.3 (1.3) (0.02) Tax law changes - (5.7) 5.7 0.07 Adjusted (Non-U.S. GAAP) $762.0 $133.0 $650.0 $8.58

19 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Net Sales to Organic Net Sales (1) ($ millions) Organic net sales exclude the impact from acquisitions and/or divestitures and translate the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. (1) Three months ended December 31, 2023 Proprietary CM Eliminations Total Reported net sales (U.S. GAAP) $593.7 $138.3 - $732.0 Effect of changes in currency translation rates (15.7) (2.8) - (18.5) Organic net sales (Non-U.S. GAAP) (1) $578.0 $135.5 - $713.5 WST Q4/FY 2023 Earnings Twelve months ended December 31, 2023 Proprietary CM Eliminations Total Reported net sales (U.S. GAAP) $2,397.3 $552.5 - $2,949.8 Effect of changes in currency translation rates (22.1) (5.8) - (27.9) Organic net sales (Non-U.S. GAAP) (1) $2,375.2 $546.7 - $2,921.9

20 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Net Sales to Organic Net Sales (1 and 2) ($ millions) Organic net sales exclude the impact from acquisitions and/or divestitures and translate the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. (2) Net sales excluding divestitures represents the 2022 comparative sales figure used in our organic sales growth calculation to eliminate the impact of our 2023 divestiture. (1) Three months ended December 31, 2022 Proprietary CM Eliminations Total Reported net sales (U.S. GAAP) $584.8 $123.9 - $708.7 Effect of divestitures and/or acquisitions (4.9) - - (4.9) Net sales excluding divestiture(Non-U.S. GAAP) (2) $579.9 $123.9 - $703.8 WST Q4/FY 2023 Earnings Twelve months ended December 31, 2022 Proprietary CM Eliminations Total Reported net sales (U.S. GAAP) $2,406.8 $480.4 $(0.3) $2,886.9 Effect of divestitures and/or acquisitions (11.5) - - (11.5) Net sales excluding divestiture(Non-U.S. GAAP) (2) $2,395.3 $480.4 $(0.3) $2,875.4

21 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported-Diluted EPS Guidance to Adjusted-Diluted EPS Guidance 2023 Actual 2024 Guidance % Change Reported-diluted EPS (U.S. GAAP) $7.88 $7.46 to $7.71 (5.3%) to (2.2%) Loss on disposal of plant 0.16 - Cost investment activity 0.06 - Restructuring and other charges (0.02) - Amortization of acquisition-related intangible assets 0.04 0.04 Legal settlement (0.04) - Adjusted-diluted EPS (Non-U.S. GAAP) (1) $8.08 $7.50 to $7.75 (7.2%) to (4.1%) (1) See “Full-year 2024 Financial Guidance” and “Non-U.S. GAAP Financial Measures” in today’s press release for additional information regarding adjusted-diluted EPS. We have opted not to forecast 2024 tax benefits from stock-based compensation in upcoming quarters, as they are out of the Company’s control. Instead, we recognize the benefits as they occur. In 2023, tax benefits associated with stock-based compensation increased adjusted-diluted EPS by $0.42. Any future tax benefits associated with stock- based compensation that we receive in 2024 would provide a positive adjustment to our full-year EPS guidance. WST Q4/FY 2023 Earnings